Exhibit B


         Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                      /s/Mona Patel
                                                      -------------
                                                         Mona Patel



                                POWER OF ATTORNEY


         Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrence of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 24 June 1996                                       /s/ Roy M. Dantzic
                                                          ------------------
                                                          Roy M. Dantzic

                                          Witness:        /s/    A.Syvret
                                                          ---------------


Dated: 24 June 1996                                       /s/ William A. Franke
                                                          ---------------------
                                                          William A. Franke

                                          Witness:        /s/ A.Syvret
                                                          ---------------



Dated: 24 June 1996                                       /s/ Hugh R. Jenkins
                                                          -------------------
                                                          Hugh R. Jenkins

                                          Witness:        /s/ A.Syvret
                                                          ---------------



Dated: 24 June 1996                                       /s/ William M. McCann
                                                          ---------------------
                                                          William M. McCann

                                          Witness:        /s/ A.Syvret
                                                          ---------------


Dated: 24 June 1996                                       /s/ Edward J. Hansom
                                                          --------------------
                                                          Edward J. Hansom

                                          Witness:        /s/ A.Syvret
                                                          ---------------